EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

IN RE:			§
§
	GADZOOKS, INC.		§	CASE NO. 04-31486-HDH-11
§
		Debtor	§	Hearing Date: May 26, 2004

INTERIM ORDER PURSUANT TO SECTIONS 105(a), 362 AND 541 OF
THE BANKRUPTCY CODE ESTABLISHING PROCEDURES FOR
(I) REQUIRING NOTICE IN ADVANCE OF CERTAIN TRANSACTIONS
REGARDING CLAIMS AGAINST AND EQUITY INTERESTS IN
GADZOOKS, INC., AND (II) THE IMPOSITION OF
SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES

     Upon the Emergency Motion of the Debtor Pursuant to Sections 105(a), 362 and 541 of the Bankruptcy Code for Interim and Final Order Establishing Procedures for (I) Requiring Notice in Advance of Certain Transactions Regarding Claims Against and Equity Interests in Gadzooks, Inc., and (II ) the Imposition of Sanctions for Violating the Notification Procedures (the “Motion”), filed by the debtor and debtor in possession, Gadzooks, Inc. (the “Debtor”), the court having jurisdiction to consider the Motion, having heard the evidence and statements of counsel, and finding that no further notice is needed, it is therefore

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 1

          PROVISIONALLY FOUND THAT:

          A. The Debtor’s consolidated net operating loss (“NOL”) carryforwards and certain other tax attributes are property of the Debtor’s estate and are protected by the automatic stay prescribed in section 362 of the Bankruptcy Code.

          B. Unmonitored trading and accumulation of claims or shares by creditors in claims against, and stockholders interests in, the Debtor prior to the Debtor’s emergence from chapter 11 could severely limit the Debtor’s ability to utilize their NOL carryforwards and certain other tax attributes for U.S. federal income tax purposes, as set forth in the Motion.

          C. The procedures requested in the Motion to notify holders of claims against and interests in the Debtor that (i) certain notice procedures must be satisfied prior to the consummation of a sale or other transfer of certain claims against the Debtor and (ii) acquirers and transferors of claims against or interest in the Debtor that fail to comply with the notice procedures established by this Court may be subject to monetary sanctions and/or entry of an order rendering the non-complying transaction null and void, are necessary and proper in order to preserve the Debtor’s NOL carryforwards and certain other tax attributes and are therefore in the best interests of the Debtor, its estates, and its creditors.

          D. The relief requested in the Motion is authorized on an interim basis under sections 105(a), 362 and 541 of the Bankruptcy Code.

          THEREFORE, IT IS ORDERED THAT:

          1. The Motion is Granted. The Motion, as modified by this order, is granted on an interim basis until a final hearing can be held.

          2. Imposition of Sanctions for Failure to Comply with Court-ordered Procedures. Until further order of this Court to the contrary, any sale or other transfer in violation of the procedures set forth in this Order may subject the acquirer and transferor to sanctions as set forth herein.

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 2

          3. Applicability of the Automatic Stay. Until further order of this Court to the contrary, any sale or other transfer in violation of the procedures set forth in the Motion shall be presumed to constitute an act in violation of the automatic stay prescribed in Sections 362 and 105(a) of the Bankruptcy Code.

          4. Specified Claims Holders. Any person or entity (each an “Entity”) within the meaning of 26 U.S.C. § 382 (“Section 382”) that has agreed to either (a) sell, transfer, exchange, or otherwise hypothecate its ownership1 of Specified Claims2 in a transaction resulting in an Entity owning an aggregate amount of Specified Claims that equals or exceeds $50,000 (including principal and accrued interest as of the Petition Date and that Entity’s prior ownership of Specified Claims), or (b) purchase, acquire or otherwise obtain ownership of Specified Claims resulting in an Entity owning an aggregate amount of Specified Claims that equals or exceeds $50,000 (including principal and accrued interest as of the Petition Date and that Entity’s prior ownership of Specified Claims) must, at least ten (10) days before any such transaction may be consummated (the “Waiting Period”), serve on the Debtor and their attorneys, by FAX or overnight mail, a notice in the form attached hereto as Exhibit E to the Motion (the “Proposed Transaction Notice”). The Debtor shall follow the procedures set forth below with respect to any Proposed Transaction Notice received.

[1]	“Ownership” shall be determined in accordance with applicable rules under Section 382, and thus, shall include, but not limited to, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and Entities would be considered to beneficially own a ratable share of all interests owned by a pass-through entity), ownership by members of such person’s family and persons acting in concert, and in certain cases, the creation or issuance of an option (in any form). Any variation of the term “ownerships” (e.g., own) shall have the same meaning.

[2]	“Specified Claims” means general unsecured claims, including claims incurred in the ordinary course of business, against the Debtor (including any debt securities issued by Gadzooks, Inc.)

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 3

          5. Specified Holders. Any Entity (i) who owns less than 4.75% of any class of Specified Shares3 who has agreed to purchase, acquire, or otherwise obtain ownership of an amount of any class of Specified Shares which, when added to such Entity’s total ownership of such class of Specified Shares, if any, equals or exceeds 4.75% of such class of Specified Shares, or (ii) in the case of an Entity who owns at least 4.75% of any class of Specified Shares who proposes to purchase, acquire, or otherwise obtain ownership of any additional Specified Shares, must, at least ten (10) days before any such transaction, serve on the Debtor and its attorneys the Proposed Transaction Notice. The Debtor shall follow the procedures set forth below with respect to any Proposed Transaction Notice.

          6. Procedures Upon Receipt of a Proposed Transaction Notice. Except to the extent modified by further order of the court, Debtor shall have ten (10) days after receipt of a Proposed Transaction Notice to obtain injunctive or other relief prohibiting the transaction. If no order enjoining the transfer is entered within such ten (10) day period, then such transaction may proceed solely as set forth in the notice. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein with an additional ten (10) day waiting period. If the Debtor voluntarily advises such Entity in writing prior to the 10th day that they do not object, the Entity may proceed with the transaction.

          7. Procedures for Non-Compliance With Order. Except to the extent modified by further order of the court, in the event any Entity fails to comply with Court orders implementing the relief requested herein (a “Non-Complying Entity”), the following sanctions procedures apply: (a) the Debtor shall deliver to the Non-Complying Entity a Notice of Non-Compliance in the form of Exhibit G of the Motion attached hereto which shall set forth

[3]	“Specified Shares” means each class of common stock of Gadzooks, Inc.

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 4

(among other things) the sanctions requested by the Debtor against the Non-Complying Entity, which may include monetary sanctions, or the reversal of the non-compliant transaction; (b) within five (5) days after service of the Notice of Non-Compliance, the Non-Complying Entity shall file with the Court and serve upon the Debtor a response (the “Response”) to said notice, and obtain a hearing date so that the Notice of Non-Compliance and any Response is heard not later than ten (10) days after service of the Notice of Non-Compliance (the Response shall state the date and time of the hearing date obtained by the Non-Complying Entity); (c) (i) if a Response is timely filed and served, the Court may hear the matter within ten (10) days after service of the Notice of Non-Compliance, (ii) if a response is not timely filed and served as required, then the Court may enter an order granting the sanctions requested by the Debtor in the Notice of Non-Compliance. A Non-Complying Entity shall not be subject to sanctions for transactions concluded prior to the entry of this interim order relating to the Motion on May 26, 2004 except to the extent that such transactions violate Section 362 of the Bankruptcy Code or other applicable law.

          8. Discretionary Waiver by Debtor. The Debtor may waive, in writing, any and all restrictions, stays and notification procedures.

          9. Service. The Debtor shall serve a notice of the entry of this Order, substantially in the form attached as Exhibit D of the Motion describing the authorized procedures on (i) Office of the United States Trustee for the Northern District of Texas, (ii) the holders of the fifty largest unsecured claims on a consolidated basis against the Debtor, (iii) any indenture trustee(s) or transfer agent(s) for the Specified Claims or Specified Shares, as applicable, (iv) those persons who have formally appeared and request service in these cases pursuant to Bankruptcy Rule 2002, and (v) such other parties as the Debtor deems appropriate,

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 5

including, but not limited to, such notice by publication as the Debtor deems appropriate.4 Upon receipt of such notice, if requested by the Debtor, any indenture trustees and transfer agents shall send such notice to all holders of the Specified Claims or Specified Shares, as applicable, registered with such indenture trustee or transfer agent. Any such registered holder shall, in turn, provide such notice to any holder for whose account such registered holder holds Specified Claims or Specified Shares, as applicable. Any such holder shall, in turn, provide such notice to any person or entity for whom such holder holds the Specified Claims or Specified Shares, as applicable.

          10. Continued Compliance with Other Applicable Rules or Laws. The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

          11. Scope of Relief Granted. The relief granted in this Order is intended solely to permit the Debtor to protect, preserve and maximize the value of its NOL carryforwards and certain other tax attributes. Accordingly, except to the extent this Order expressly conditions trading in claims against and interests in the Debtor, nothing in this Order or in the Motion shall or shall be deemed to prejudice, impair or otherwise alter or affect the rights of any holders of claims against or interests in the Debtor, including in connection with the treatment of any such claims or interests under any plan of reorganization. Nothing in this Order shall be deemed a waiver of the rights of any holder of a claim against, or interest in, the Debtor, to oppose the entry by this Court of a final order on the Motion or to oppose any attempt by the Debtor to prohibit any transaction. Moreover, the Debtor shall use reasonable efforts to determine, in good

[4]	The Notice in substantially the form attached hereto as Exhibit A is approved for publication.

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 6

faith, whether there exists a reasonable possibility that section 382(1)(5) of the Internal Revenue Code will be available in connection with the formulation and implementation of the Debtor’s plan of reorganization, and upon a determination that no such reasonable possibility exists, the Debtor shall promptly inform this Court of such determination, in which case the Court shall amend this Order to vacate the portions of this Order that require notice by certain holders of Specified Claims of intent to acquire Specified Securities. Finally, the relief provided in this Order is in addition to, and not in lieu of, any and all other rights and remedies available to the Debtor.

          12. No Imposition of Additional Obligations on Indenture Trustees. This Order shall not impose any obligations on any indenture trustees (or registrars, as applicable) or transfer agents except to the extent explicitly set forth herein. Further, any indenture trustee (or registrar, as applicable) or paying agent, in its capacity as such, is not an “Entity” as defined above and shall not have, or incur, any liability for non-compliance with the notice procedure herein required of an Entity.

          13. Final Hearing. A final hearing on the Motion shall take place on June 16, 2004 at 9:00 a.m.

# # # END OF ORDER # # #

Submitted By:
Charles R. Gibbs
Keith Miles Aurzada
Sarah Link Schultz
Jessie A. Herrera
Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201
Telephone: 214.969.2800
Facsimile: 214.969.4343

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 7

EXHIBIT A

Charles R. Gibbs
Keith Miles Aurzada
Sarah Link Schultz
Jessie A. Herrera
Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201
Telephone: 214.969.2800
Facsimile: 214.969.4343

Attorneys for Gadzooks, Inc.,
the Debtor and Debtor in Possession

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

IN RE:			§
§
	GADZOOKS, INC.		§	CASE NO. 04-31486-HDH-11
§
		Debtor	§

NOTICE OF ENTRY OF INTERIM ORDER PURSUANT TO
SECTIONS 105(a), 362 AND 541 OF THE BANKRUPTCY CODE
ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN
ADVANCE OF CERTAIN TRANSACTIONS REGARDING CLAIMS AGAINST AND
EQUITY INTERESTS IN GADZOOKS, INC., AND (II) THE IMPOSITION OF
SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES

PLEASE TAKE NOTICE that on May 26, 2004, the United States Bankruptcy Court of the Northern District of Texas, Dallas Division (Hale, H.D.) entered the following Notice of Entry of Order of Interim Order Pursuant to Sections 105(a), 362 and 541 of the Bankruptcy Code Establishing Procedures for (I) Requiring Notice in Advance of Certain Transactions Regarding Claims Against the Equity Interests in Gadzooks, Inc., and (II) the Imposition of Sanctions for Violating the Notification Procedures.

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 8

A final hearing on the Interim Order will be held on June 16, 2004 at 9:00 a.m., before the Hon. Harlin D. Hale, at the United States Bankruptcy Court, Northern District of Texas, 1100 Commerce Street, Dallas, TX 75242. The Debtor’s motion for the Interim Order and the exhibits to the Interim Order are available upon written request to the undersigned attorneys for the Debtors.

Dated: May 26, 2004

AKIN GUMP STRAUSS HAUER & FELD LLP
By:	/s/ Charles R. Gibbs
Charles R. Gibbs
State Bar No. 07846300 Keith Miles Aurzada State Bar No. 24009880 Sarah Link Schultz State Bar No. 24033047 Jessie A. Herrera State Bar No. 24036768

1700 Pacific Avenue, Suite 4100
Dallas, TX 75201
Telephone: 214.969.2800
Facsimile: 214.969.4343

ATTORNEYS FOR GADZOOKS, INC, THE DEBTOR AND
DEBTOR IN POSSESSION

INTERIM ORDER ESTABLISHING PROCEDURES FOR (I) REQUIRING NOTICE IN ADVANCE OF CERTAIN
TRANSACTIONS REGARDING CLAIMS AGAINST AND EQUITY INTEREST IN GADZOOKS, INC. AND (II) THE
IMPOSITION OF SANCTIONS FOR VIOLATING THE NOTIFICATION PROCEDURES — Page 9